Exhibit 10.1

July 5, 2016

DELIVERED

PRIVATE AND CONFIDENTIAL

Thompson Creek Metals Company Inc. (the “Company”)
26 West Dry Creek Circle, Suite 810
Littleton, Colorado 80120
USA

Dear Sirs/Madams:

Re:                             Section 5.1(l)(ii)

Reference is made to the arrangement agreement (the “Agreement”), dated as of July 5, 2016, between the Company and Centerra Gold Inc. Capitalized terms used herein but not otherwise defined have the meanings given to them in the Agreement.

For the purposes of Section 5.1(l)(ii) of the Agreement, references to “Purchaser Material Adverse Effect” shall be read as excluding clause (h) of the definition of “Purchaser Material Adverse Effect”.

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DATED this 5th day of July, 2016.

By:	/s/ Scott G. Perry
Name: Scott G. Perry
Title: Chief Executive Officer

By:	/s/ Frank H. Herbert
Name: Frank H. Herbert
Title: President

Accepted, acknowledged and agreed to on this 5th day of July, 2016.

By:	/s/ Jacques Perron
Name: Jacques Perron
Title: President and Chief Executive Officer